UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 17, 2014
AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY
(Exact Name of Registrant as Specified in its Charter)

Iowa	001-31911	42-1447959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Indentification No.)

6000 Westown Parkway, West Des Moines, Iowa	50266
(Address of Principal Executive Offices)	(Zip Code)
(515) 221-0002
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On January 17, 2014, American Equity Investment Life Holding Company (the "Company") issued a press release announcing that its annuity sales in the fourth quarter of 2013 totaled $1.1 billion ($1.0 billion net of coinsurance), bringing sales for 2013 to $4.2 billion ($4.0 billion net of coinsurance). This represents year-over-year growth of 6.7%. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.
The information, including exhibits attached hereto, furnished under this Item 2.02 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.
Item 7.01 Regulation FD Disclosure
During the three months ended December 31, 2013, the Company completed public and private exchange offers with holders of its outstanding convertible debt instruments pursuant to which the Company retired $47.5 million principal amount of its 5.25% Contingent Convertible Senior Notes due 2029 (the “2029 Notes”) and $108.0 million principal amount of its 3.50% Convertible Senior Notes due 2015 (the “2015 Notes” and, collectively with the 2029 Notes, the “Notes”). The total consideration paid by the Company for these transactions included $190.9 million of cash and 5,273,079 shares of the Company's common stock. During the same period, the Company also terminated the related call spread on its common stock associated with the retired 2015 Notes and received cash proceeds of $22.2 million from the call spread counterparties. At December 31, 2013, the Company has approximately $205.8 million of net proceeds from its $400 million 6.625% Senior Notes due 2021 offering available for future retirement of the Notes. The cash position and capitalization of the Company as of September 30, 2013 as reported and on a pro forma basis for the effects of the exchange offers and call spread terminations are included in the attached Exhibit 99.2, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits
The following exhibits are being furnished with this Form 8-K.

Exhibit Number	Description
99.1	Press release dated January 17, 2014, announcing American Equity Investment Life Holding Company's annuity deposits for the three months and year ended December 31, 2013.
99.2	Pro forma cash position and capitalization/book value per share as of September 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2014

AMERICAN EQUITY
INVESTMENT LIFE HOLDING COMPANY

By:	/s/ John M. Matovina
Name:	John M. Matovina
Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated January 17, 2014, announcing American Equity Investment Life Holding Company's annuity deposits for the three months and year ended December 31, 2013.
99.2	Pro forma cash position and capitalization/book value per share as of September 30, 2013.